UBS Select Prime Preferred Fund
Supplement to the Prospectus

Dated August 27, 2010

September 30, 2010

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to continue a voluntary fee waiver reducing fund expenses for UBS Select Prime Preferred Fund (the “fund”). UBS Global AM has decided to maintain this voluntary fee waiver at the current level rather than phase it out, which was a potential option that had been indicated in the fund’s prospectus. We will therefore continue waiving an additional 0.04% of the fund’s management fees until at least October 31, 2010. After that time, the waiver will either be extended further, or be phased out by decreasing it by 0.01% per week until the additional voluntary waiver expires in November. Any extension would be announced in a subsequent prospectus supplement. This voluntary waiver is in addition to the contractual fee waiver agreement which continues until August 31, 2011. Therefore, the first full paragraph on page 37 of the prospectus, in the section captioned “Management – Advisory and administration fees,” is replaced with the following:

UBS Global AM may further voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance. With respect to UBS Select Prime Preferred Fund, UBS Global AM will voluntarily waive an extra 0.04% of its administrative fees until October 31, 2010, at which point this voluntary waiver will be phased out over several weeks at the rate of 0.01% per week (unless further extended). As a result, the total ordinary annual fund operating expenses for this fund will be reduced to 0.10% through October 31, 2010, at which point the gradual phasing out of the aforementioned additional voluntary fee waivers will result in such expenses gradually increasing to 0.14% in November (unless the voluntary waiver is further extended).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS438